UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 CITYPLACEWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        MARCH 10, 2008 (MARCH 14, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      STEM CELL THERAPY INTERNATIONAL, INC
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-51931                    88-0374180
          ---------                    ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                 203 N. LOIS AVENUE, 9TH FLOOR, TAMPA, FL 33607
                 ----------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (813) 600-4088
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On March 10, 2008, Stem Cell Therapy International, Inc., a Nevada corporation ("SCII"), entered into a Reorganization and Stock Purchase Agreement (the "Agreement") with Histostem Co., Ltd., a Korean company ("Histostem"). Pursuant to the Agreement, SCII will acquire ninety five percent (95%) of the issued and outstanding stock of Histostem from Histostem's shareholders, and Histostem's shareholders will acquire a controlling interest in SCII. The definitive agreement calls for closing of the acquisition by April 30, 2008, or sooner if the investment bankers working on the financial aspects of the transaction are able to close the funding round earlier. The newly combined entities will be held approximately 60% by Histostem and 40% by the existing shareholders of Stem Cell Therapy International. Upon completion of the acquisition, Stem Cell Therapy International will be renamed "AmStem International Corp." and will seek a new symbol on the over-the-counter bulletin board. Until such time, Stem Cell will continue to trade under the symbol SCII.OB.

Histostem, Co., Ltd. started in Seoul, Korea in 2000. To date it has treated more than 500 patients with stem cells and currently has 56 full time employees and 28 part-time employees. Histostem's intellectual property portfolio consists of five patents that have been granted and 6 patents pending. To management's knowledge, Histostem is one of the very few stem cell companies in the world currently earning several million dollars in income from its products and technology. Histostem maintains a website at http://www.histostem.cokr/english/english_1.htm.

Upon completion of the definitive agreement, management intends to take the research data that the Korean FDA already approved and submit it to the U.S. FDA, with the objective of getting the U.S. FDA approval in advance of other companies now researching umbilical stem cell treatments for a variety of different diseases.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

10.36 Reorganization and Stock Purchase Agreement between Stem Cell Therapy International, Inc., and Histostem Co., Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     STEM CELL THERAPY INTERNATIONAL, INC.
                                  (Registrant)

Dated:  March  17,  2008                    By:  /s/Calvin  Cao
                                            -------------------
                                            Calvin  Cao
                                            Chief  Executive  Officer